UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 16, 2015

Bellerophon Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36845	47-3116175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

184 Liberty Corner Road, Suite 302 Warren, New Jersey	07059
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (908) 574-4770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 16, 2015, Bellerophon Pulse Technologies LLC (“Pulse Technologies”), a subsidiary of Bellerophon Therapeutics, Inc. (together with Pulse Technologies, the “Company”), entered into a Second Amendment (the “Supply Amendment”) to Drug Clinical Supply Agreement, dated as of February 9, 2014, between Pulse Technologies and INO Therapeutics LLC (“INO Therapeutics”), a subsidiary of Ikaria, Inc. (together with INO Therapeutics, “Ikaria”), (the “Supply Agreement”) and a Third Amendment (the “Cross-License Amendment” and together with the Supply Amendment, the “Amendment”) to Exclusive Cross-License, Technology Transfer, and Regulatory Matters Agreement (the “Cross-License”), dated as of February 9, 2014, between Pulse Technologies and INO Therapeutics. The parties entered into the Supply Agreement and the Cross-License in connection with the Company’s spin-out from Ikaria, its former parent company.

Pursuant to the terms of the Supply Amendment, the Company has paid to Ikaria an upfront payment in an amount equal to $6.6 million for Cartridges and Drug Fills (each term as defined in the Supply Amendment) primarily to support the first of two Phase 3 clinical trials for INOpulse for pulmonary arterial hypertension.  The Supply Amendment also provides that the Company will pay to Ikaria an additional payment of $1.75 million upon the Successful Completion Of Trial (as defined in the Supply Amendment).

Subject to the terms set forth therein, the Cross-License Amendment provides that the Company will pay INO Therapeutics a royalty equal to three percent (3%) of PAH Net Sales (as defined in the Cross-License Amendment).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits.

(d)                                                  Exhibits:

Exhibit No.	Description
10.1

Second Amendment to Drug Clinical Supply Agreement and Third Amendment to Exclusive Cross-License, Technology Transfer, and Regulatory Matters Agreement, dated November 16, 2015, between Bellerophon Pulse Technologies LLC and INO Therapeutics LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELLEROPHON THERAPEUTICS, INC.

Date: January 12, 2016	By:	/s/ Jonathan M. Peacock
Name: Jonathan M. Peacock
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Second Amendment to Drug Clinical Supply Agreement and Third Amendment to Exclusive Cross-License, Technology Transfer, and Regulatory Matters Agreement, dated November 16, 2015, between Bellerophon Pulse Technologies LLC and INO Therapeutics LLC